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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                 Date of earliest event reported: May 9, 2001

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                          Select Medical Corporation

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              (Exact name of registrant as specified in charter)

         Delaware                 000-32499                   23-2872718
(State of Incorporation)       (Commission File             (I.R.S. Employer
                                   Number)                  Identification No.)

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       4716 Old Gettysburg Road, P.O. Box 2034, Mechanicsburg, PA 17055
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              (Address of Principal Executive Offices)       (Zip Code)

                                (717) 972-1100
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             (Registrant's telephone number, including area code)

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits

          99.1     Select Medical Corporation Press Release, dated May 9, 2001.
          99.2     Select Medical Corporation Press Release, dated May 14, 2001.
          99.3 Prepared comments and question and answer session for Select Medical Corporation's telephone conference call broadcast on May 15, 2001.

Item 9.   Regulation FD Disclosure.

          On May 9, 2001, Select Medical Corporation (the "Company") issued a press release announcing its intent to release its earnings for the first quarter ended March 31, 2001 after the close of the market. On May 10, the Company issued a press release announcing its earnings for the first quarter ended March 31, 2001. In addition, a telephone conference call regarding the Company's first quarter earnings was broadcast on May 15, 2001. Both press releases are attached to this report as exhibits 99.1 and 99.2, respectively, and the prepared comments and question and answer session for the Company's telephone conference call are attached to this report as exhibit 99.3; all three exhibits are incorporated by reference to this report.
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    SELECT MEDICAL CORPORATION

Date:  June 1, 2001                 By:  /s/ Michael E. Tarvin
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                                        Michael E. Tarvin
                                        Senior Vice President, General Counsel
                                        and Secretary
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                                 EXHIBIT INDEX

Exhibit No.         Description
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99.1                Select Medical Corporation Press Release, dated May 9, 2001
99.2                Select Medical Corporation Press Release, dated May 14, 2001
99.3                Prepared comments and question and answer session for Select
                    Medical Corporation's telephone conference call broadcast on May 15, 2001.